ACCUHEALTH, INC.
                             1575 BRONX RIVER AVENUE
                              BRONX, NEW YORK 10460



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD NOVEMBER 7, 1997


         The Annual Meeting of Shareholders of Accuhealth, Inc. (the "Company") will be held on November 7, 1997, at 8:30 A.M. local time at the offices of Proskauer Rose LLP, 1585 Broadway, 26th Floor, New York, New York 10036, for the following purposes:


         1. To elect each of three persons to serve as a director of a class to hold office until the 2000 Annual Meeting of Shareholders;

         2. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on September 19, 1997, as the record date to determine the shareholders entitled to notice of, and to vote at, the Annual Meeting of Shareholders.

         You are cordially invited to attend the Annual Meeting.

                                  By Order of the Board of Directors

                                  Elisa Lovato
                                  Secretary


October 22, 1997

                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO INSURE THAT YOUR SHARES ARE VOTED.

                                ACCUHEALTH, INC.
                             1575 BRONX RIVER AVENUE
                              BRONX, NEW YORK 10460


                                 PROXY STATEMENT


                                     GENERAL

         This Proxy Statement and the accompanying proxy card is furnished in connection with the solicitation of proxies by the Board of Directors of Accuhealth, Inc. (the "Company") for the Annual Meeting of Shareholders to be held at the offices of Proskauer Rose LLP, 1585 Broadway, 26th Floor, New York, New York 10036, on Friday, November 7, 1997, at 8:30 A.M. local time (the "Annual Meeting"), and for any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice of Meeting").

         In an effort to have as large a representation at the Annual Meeting as possible, proxy solicitations may be made in person or by telephone by directors, officers and employees of the Company, without added compensation. The Company will bear the entire cost of soliciting proxies hereunder and, upon request, will reimburse nominees for their reasonable out-of-pocket expenses in sending proxy materials to beneficial owners.


                        RECORD DATE AND VOTING SECURITIES

         Only shareholders of record as at the close of business on September 19, 1997 (the "Record Date") are entitled to vote at the Annual Meeting. On the record date there were issued and outstanding 1,825,150 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock") and 1,350,000 shares of the Company's 6% Cumulative Convertible Preferred Stock, par value $.01 per share (the "Preferred Stock"). Each outstanding share of Common Stock or Preferred Stock is entitled to one vote upon each matter to be acted upon at the Annual Meeting. The holders of a majority of the aggregate of the outstanding Common Shares and Preferred Shares (the "Shares") shall constitute a quorum.

         The approximate date on which this Proxy Statement, the accompanying form of proxy and the 1997 Annual Report will first be sent or given to shareholders is October 22, 1997.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth existing ownership as of September 19, 1997, with respect to the beneficial ownership of shares of Common Stock by (i) each person known by the Company to be the beneficial owner of 5% or more of the outstanding shares of Common Stock, (ii) each nominee for director, (iii) each director, (iv) each current executive officer named in the Summary Compensation Table below and (v) all officers and directors as a group, and the percentage of the outstanding shares of Common Stock represented thereby.



                                                    Amount of Nature
             Name of                                 of Beneficial
         Beneficial Owner(1)                          Ownership(1)                       Percent of Class(2)
---------------------------------------     ---------------------------------    ---------------------------------

Glenn C. Davis                                     315,638(3)(4)(5)                             16.0
c/o Accuhealth, Inc.
1575 Bronx River Ave.
Bronx, New York, 10460

Stanley Goldstein                                  351,779(3)(4)(6)                             17.6
c/o Accuhealth, Inc.
1575 Bronx River Ave.
Bronx, New York, 10460

E. Virgil Conway                                    22,624(11)(12)                               1.2

Donald B. Louria, M.D.                              36,000(7)                                    2.4

Sally Hernandez-Pinero                               6,000(12)                                     *

Corbett A. Price                                    27,599(11)                                   1.5

Special Situation Fund III, L.P.                   617,397(8)                                   27.4
153 East 53 Street
New York, New York 10022

Penfield Partners, L.P.                            284,528(9)                                   14.1
153 East 53 Street
New York, New York 10022

Special Situations Cayman Fund, L.P.               215,268(10)                                  11.0
153 East 53 Street
New York, New York 10022

CMNY Capital II, L.P.                              302,703(13)                                  14.6

Emanuel Geduld                                      90,784(9)(14)                                4.8

ProHealthCare, Inc.                                300,000(16)                                  16.4

All Directors and Executive Officers               735,640(15)                                  33.3
as a Group (10 persons)

-----------------------

* Percentage of shares beneficially owned does not exceed 1% of the class.

(1) As used herein, the term "beneficial ownership" with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of the shares) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights.

(2) Percent of class assumes issuance of the shares subject to currently exercisable options and shares issuable upon the conversion of 6% Preferred Stock, as well as an equivalent increase in the number of shares outstanding.

(3)               Includes   100,000  shares  issuable   pursuant  to  currently
                  exercisable stock options.

(4) Includes shares owned of record and beneficially for the following:

                  Glenn C. Davis
                  Stanley Goldstein

(5) Includes 50,000 shares issuable upon conversion of 50,000 shares of 6% Preferred Stock.

(6) Includes 78,000 shares issuable upon conversion of 78,000 shares of 6% Preferred Stock.

(7)               Includes   15,000  shares   issuable   pursuant  to  currently
                  exercisable stock options and 21,000 shares owned directly or in trust for the benefit of members of Dr. Louria's family.

(8) Includes 178,054 shares owned of record and beneficially and 425,000 shares issuable upon conversion of 425,000 shares of 6% Preferred Stock.

(9) Includes 33,200 shares owned of record and beneficially and 245,000 shares issuable upon conversion of 245,000 shares of 6% Preferred Stock.

(10) Includes 73,146 shares owned of record and beneficially and 137,500 shares issuable upon conversion of 137,500 shares of 6% Preferred Stock.

(11) Includes 17,262 shares owned of record and beneficially and 10,000 shares issuable upon conversion of 10,000 shares of 6% Preferred Stock.

(12)              Includes   6,000   shares   issuable   pursuant  to  currently
                  exercisable stock options.

(13) Includes 44,266 shares owned of record and beneficially and 250,000 shares issuable upon conversion of 250,000 shares of 6% Preferred Stock.

(14) Includes 13,253 shares owned of record and beneficially and 75,000 shares issuable upon conversion of 75,000 shares of 6% Preferred Stock.

(15) Includes 349,647 shares owned of record and beneficially, 266,334 shares issuable pursuant to currently exercisable stock options and 148,000 shares issuable upon conversion of 148,000 shares of 6% Preferred Stock.

(16) Includes 300,000 shares issued pursuant to the acquisition of ProHealthCare, Inc. on July 1, 1997.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely on a review of Forms 3, 4 and 5 (and amendments thereto) furnished to the Company, and certain written representations received by it, the Company is not aware of any person who, during the prior fiscal year, was a director, officer or beneficial owner of more than 10% of its outstanding Common Stock, during (or with respect to) the prior or (except as may have been previously reported) previous fiscal year, who failed to file with the Securities and Exchange Commission on a timely basis reports required by Section 16 (a) of the Securities Exchange Act of 1934, except that one Form 4 for Mr. Corbett A. Price was inadvertently filed after the due date thereof, and two Form 5s for Donald B. Louria, M.D. were inadvertently filed after the due date thereof.

                                    PART III
                                    --------

ITEM 11.    EXECUTIVE COMPENSATION

                         REPORT OF THE COMPENSATION AND
                 NOMINATIONS COMMITTEE ON EXECUTIVE COMPENSATION

         Glenn C. Davis, the President and Chief Executive Officer of the Company, is employed pursuant to is employed pursuant to an employment agreement (see COMPENSATION OF DIRECTORS AND OFFICERS -- EMPLOYMENT AGREEMENT). The Board of Directors renewed Mr. Davis's employment agreement, and approved a $25,000 bonus, in light of the Company's performance during fiscal year 1997, Mr. Davis' qualifications and its desire to provide an inducement to Mr. Davis to focus on the long-term growth and profitability of the Company in the discharge of his duties. Factors considered in determining Mr. Davis's bonus included the Company's success in diversifying its core home care business, in strengthening its competitive position in the home care marketplace, and in bringing the Company's expenses into line with revenues.

                                    SUBMITTED BY

                                    SALLY HERNANDEZ-PINERO AND E. VIRGIL CONWAY.
                                    COMPENSATION AND NOMINATIONS COMMITTEE


                          STOCK PRICE PERFORMANCE GRAPH

         The graph below compares cumulative total return (assuming an investment of $100 on April 1, 1992) of Accuhealth, Inc., the NASDAQ Market Index and a group of peer companies selected by the Company (the "Peer Group"). The members of the Peer Group, all of which engage in the home care and/or infusion business, include: Coram Healthcare Corp., Health Professionals, Inc., Hospital Staffing Services, Inc., Inhome Health, Inc., Maxicare Health Plans, Inc., Mid Atlantic Medical Services, Inc. and Olsten Corp. The prices of Accuhealth, Inc. common stock represented as of March 31, 1993 and 1994 are extrapolated due to the suspension of trading in the stock on March 1, 1993 to the resumption of trading in the Company's stock on November 15, 1994.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                             AMONG ACCUHEALTH, INC.,
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX

[The following table represents the plot points of a graphic chart for a performance graph.]

                                                      CUMULATIVE TOTAL RETURN
                                        -----------------------------------------------------
                                        3/92     3/93      3/94      3/95      3/96      3/97

ACCUHEALTH, INC.                        100       86        21        38        21         36

PEER GROUP                              100      119       169       190       188        115

NASDAQ STOCK MARKET (U.S.)              100      115       124       138       187        208

* $100 invested on 3/31/92 in stock or index - including reinvestment of dividends.
     Fiscal year ending March 31.


                              ELECTION OF DIRECTORS

         The Company's Board consists of six directors, divided into three classes, consisting respectively of three, two and one directors. The three current nominees are proposed to be elected at the Annual Meeting for a term of three years.

         The Board of Directors has nominated Glenn C. Davis, Donald B. Louria, M.D. and Sally Hernandez-Pinero (the "Nominees"), each of whom currently serves as directors of the class whose terms will expire at the 1997 Annual Meeting. Proxies cannot be voted for more than three persons.

         The Board of Directors has no reason to expect that the Nominees will be unable to stand for election. In the event that a vacancy among the original nominees occurs prior to the Annual Meeting, the persons named as proxies or their substitutes may nominate and may vote for other persons in their discretion.

         It is the intent of the persons named as proxies to vote Shares represented by proxies for the election of each Nominee, unless authority to so vote has been withheld or a contrary specification made. Proxies cannot be voted for a greater number of persons than the number of Nominees named in this Proxy Statement.

         Listed below are the executive officers and directors of the Company at September 19, 1997:


                                                                                                      ANNUAL MEETING
                                  OFFICER OR                                                             AT WHICH
            NAME                DIRECTOR SINCE           AGE                  POSITION               TERM WILL EXPIRE
            ----                --------------           ---                  --------               ----------------

E. Virgil Conway                     1994                67                   Director                      1999


                                                                                                     ANNUAL MEETING
                                  OFFICER OR                                                            AT WHICH
            NAME                DIRECTOR SINCE           AGE        POSITION                        TERM WILL EXPIRE
            ----                --------------           ---        --------                        ----------------

Glenn C. Davis                       1994                48         President, Chief                       1997
                                                                    Executive Officer and
                                                                    Director

Stanley Goldstein                    1994                61         Chairman and Director                  1998

Donald B. Louria, MD                 1994                68         Director                               1997

Sally Hernandez-Pinero               1994                44         Director                               1997

Corbett A. Price                     1994                47         Director                               1999

         Set forth below are brief summaries of the business experience of the persons who were directors as of September 19, 1997:

         E. VIRGIL CONWAY chairs the Company's Audit and Stock Option Committees and was elected a director on April 29, 1994. Mr. Conway is a member of the Executive and Compensation and Nominations Committees. Since May 16, 1995, he has served as Chairman of the Board of the Metropolitan Transportation Administration of the City of New York and, from 1989 to 1996, he served as Chairman of the Audit Committee of the City of New York. From 1992 until July 1995, Mr. Conway served as Chairman of the Financial Accounting Standards Advisory Council. From 1968 through 1988, Mr. Conway served as Chairman and Chief Executive Officer and as a director of the Seamen's Bank for Savings, FSB. From 1986 until 1989, Mr. Conway also served as Vice Chairman of Seamen's Corporation. From 1967 to 1968, Mr. Conway served as an Executive Vice President and Trustee at the Manhattan Savings Bank. From 1964 to 1967, Mr. Conway served as First Deputy Superintendent of Banks of the State of New York and Secretary of the New York State Banking Board. Mr. Conway specializes in financial consulting. Mr. Conway serves on several corporate boards, including Union Pacific Corporation, Con Edison, HRE, a real estate investment trust, Trism, Inc., a specialized trucking firm, and mutual funds managed by Phoenix Home Life.

         GLENN C. DAVIS became President of Accuhealth Home Care, Inc. in December 1993, and became a director, Chief Executive Officer and President of the Company on February 3, 1994. Mr. Davis is a member of the Executive Committee. Mr. Davis served as the Treasurer of the Company from April 29, 1994 until August 5, 1994. From June 1993 until June 30, 1995, Mr. Davis was a general partner of Capstone Management Company, an investment partnership engaged principally in the initiation, acquisition and management of businesses in the health care industry. Mr. Davis is a certified public accountant. From 1980 until January 1993, Mr. Davis was a partner with Coopers & Lybrand, an international accounting and consulting firm.

         STANLEY GOLDSTEIN was elected Chairman of the Company's Board of Directors on April 29, 1994. Mr. Goldstein has been a private investor from 1981 until the present. Mr. Goldstein is Chairman of the Executive Committee. From June 1993 until June 30, 1995, Mr. Goldstein was a general partner of Capstone Management Company, an investment partnership engaged principally in initiation, acquisition and management of businesses in the health care industry. Mr. Goldstein is a certified public accountant. From 1964 until 1981, Mr. Goldstein was the founder and Managing Partner of Goldstein Golub Kessler & Company, Certified Public Accountants. Mr. Goldstein serves on the boards of directors of Security Mutual Life Insurance Company and Security Equity Life Insurance Company.

         DONALD B. LOURIA, M.D., M.A.C.P. was elected a director on April 29, 1994. He is a member of the Professional Conduct Committee. Dr. Louria has been a Professor and Chairman of the Department of Preventive Medicine and Community Health of the University of Medicine and Dentistry of New Jersey-New Jersey Medical School from July 1969 until the present. Over the same period, among other appointments, Dr. Louria has served as a consultant in Infectious Diseases to Memorial Hospital for Cancer and Allied Diseases and, from 1971 until the present, has served on the Consultant Medical Staff in Infectious Diseases at St. Michael's Medical Center in Newark, New Jersey.

         SALLY B. HERNANDEZ-PINERO was elected a director on September 20, 1994. She chairs the Compensation and Nominations Committee and also serves on the Professional Conduct Committee. Ms. Hernandez-Pinero is a member of the law firm of Kalkines Arky Zall & Bernstein, where she is primarily engaged in public finance, housing and economic development projects, low income tax credit syndications and intergovernmental relations. Ms. Hernandez-Pinero served as Chairwoman of the New York City Housing Authority from February 1992 to January 1994. In that position she had direct operational responsibility for the nation's largest public housing program with 325 developments housing over 600,000 people, a staff of 16,000 and a budget of $1.45 billion. From January 1990 to February 1992, Ms. Hernandez-Pinero was Deputy Mayor for Finance and Economic Development, in which position she designed and supervised the development and implementation of business, industrial and commercial development policies for the City of New York. From January 1988 to January 1990 she served as Commissioner/Chairwoman of the Board of Directors of the Financial Services Corporation of New York City where she developed and implemented the course of action and priorities for that agency's economic development programs. Prior to January 1988, Ms. Hernandez-Pinero served as Deputy Borough President of Manhattan; General Counsel to the State of New York Mortgage Agency, and as an attorney with a number of community development and legal service organizations. Ms. Hernandez-Pinero is a director of Consolidated Edison Corporation and the Dime Savings Bank and National Income Realty Trust.

         CORBETT A. PRICE was elected a director on September 20, 1994. Mr. Price is a member of the Professional Conduct and Audit Committees. He is the Chairman and Chief Executive Officer of KURRON, a New York based health care management company which Mr. Price founded in January 1990. KURRON specializes in the rehabilitation of distressed hospitals and health care systems. Mr. Price began his career in health care management in 1975 at the Hospital Corporation of America, where he served as a Vice President from 1983 to 1989. As head of Hospital Corporation of America's Mid-Atlantic Division, he directed the operations of approximately twenty hospitals in four states and the District of Columbia. Mr. Price has advised the governments of Mexico, Barbados and Jamaica on health care delivery systems and facilities.


BOARD MEETINGS AND COMMITTEES

         During the fiscal year ended March 31, 1997, the Company had the following committees of the Board of Directors:

         AUDIT COMMITTEE. The Audit Committee is presently comprised of two non-employee directors: E. Virgil Conway and Corbett A. Price. The Committee reviews the engagement and independence of the Company's independent auditors, reviews fees payable to and correspondence with the auditors, serves as a conduit to the Board for reporting on the conduct and results of the audit, including any irregularities that may be detected in the audit, and discusses with the auditors their report and any significant issues arising in the course of the audit. The Audit Committee met four times during the fiscal 1997.

         COMPENSATION AND NOMINATIONS COMMITTEE. The Compensation and Nominations Committee, which met 1 time during fiscal 1997, consists of two non-employee directors: E. Virgil Conway and Sally Hernandez-Pinero. The Committee reviews, approves and makes recommendations to the Board with respect to the Company's compensation policies, practices and procedures to ensure that such policies, practices and procedures contribute to the success of the Company. The Compensation and Nominations Committee also makes recommendations to the Board with respect to prospective nominees to the Board. The Committee will consider nominees recommended by security-holders, which recommendations should be furnished in writing to the Chairman of the Committee at the Company's principal office.

         STOCK OPTION  COMMITTEE.  The members of the Stock Option Committee are
E. Virgil Conway (Chairman) and Stanley Goldstein. The Stock Option Committee administers the Company's 1988 Stock Option Plan. The Stock Option Committee held 1 meeting during fiscal 1997.

         EXECUTIVE COMMITTEE. The Executive Committee consists of three directors, Stanley Goldstein (Chairman), Glenn C. Davis, and E. Virgil Conway. The Committee meets as necessary between regularly scheduled meetings to take such action as it may deem advisable for the efficient operation of the Company. The Committee has the authority to take all actions that could be taken by the full Board of Directors, with certain exceptions. The Executive Committee met four times during the 1997 fiscal year.

         PROFESSIONAL CONDUCT COMMITTEE. The Professional Conduct Committee consists of three non-employee directors, Donald B. Louria, M.D. (Chairman), Sally Hernandez-Pinero and Corbett Price. The Committee reviews any complaints about the conduct of any employee in inter-relationships with clients, advises management with respect to the medical and ethical practices of the Company and makes recommendations as to methods to ensure that the Company meets the highest standards in the delivery of its services.

         During the fiscal year ended March 31, 1997, the Board of Directors held 4 meetings. No incumbent director attended fewer than 75% of those meetings or of meetings of the committees on which he or she served.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         From April 1, 1994 through May 31, 1994, the Company paid directors who were not officers of the Company $2,000 per meeting attended. In June 1994, the Board of Directors established a policy of paying directors who are not officers or consultants a fee of $6,000 per annum plus $1,000 per annum ($2,000 per annum for the Chair) for each committee on which they serve. Messrs. Conway and Price, Dr. Louria and Ms. Hernandez-Pinero are eligible for the foregoing fees. The Company does not intend to pay any fee to officers or consultants for serving as directors. Effective June 28, 1994, the Company entered into a Consulting Agreement with Mr. Goldstein for certain services to be rendered. Such consulting agreement calls for a monthly consulting fee and expense reimbursement of $5,000.

         The following table sets forth all compensation earned, awarded or paid by the Company to its Chief Executive Officer for the fiscal year ended March 31, 1997. No other person who was a director, executive officer or employee at any time during the fiscal year ended March 31, 1997, received salary and bonus in excess of $100,000 during or attributable to such fiscal year.


                                                     Summary Compensation Table

                                                                                                          Long Term
                                                                    Annual Compensation                 Compensation
                                                         ---------------------------------------    -------------------

             Name and                                                                                     All other
         Principal Position                 Year               Salary               Bonus               Compensation
--------------------------------    -----------------    -------------------    ----------------    -------------------

Glenn C. Davis                             FY1997             $200,000                  --                     --
  President and Chief                      FY1996             $219,229                  --                 $1,854
  Executive Officer                        FY1995             $150,000            $100,000                 $2,471


EMPLOYMENT AGREEMENT

         The Company renewed its employment agreement with Glenn C. Davis, its President and Chief Executive Officer through May 2, 1998. Under the employment agreement, the Company's President and Chief Executive Officer is entitled to an annual salary at a rate of $250,000 and 25,000 shares of the Company's common stock. The agreement also provides for a severance payment equal to 150% of his annual compensation, including base salary and any initial bonus ("Annual Compensation"), at the date of termination if (i) his employment is terminated by him due to a breach of the agreement by the Company, (ii) the Company fails to offer to extend his employment for additional terms of one year on the same terms; or (iii) his employment terminates due to disability. If the employment is terminated due to his death, the severance payment is equal to 50% of his Annual Compensation at the date of death. The agreement further provides that, in the event of a merger or sale of substantially all of the assets of the Company, either the successor corporation or he may elect to terminate his employment and that, if his employment is so terminated, he would be entitled to receive a severance payment equal to 300% of his Annual Compensation at the date of termination. In addition, the agreement provides that he will not compete with the Company for 18 months after a termination of his employment, except that, if such termination is by the Company for cause, the non-competition period will be for 24 months.

STOCK OPTIONS

         The following tables set forth information concerning exercisable options during the fiscal year ended March 31, 1997, with respect to the Common Stock. No stock options or stock appreciation rights were granted to executive officers and no stock options or stock appreciation rights were exercised by executive officers during such year.

         Additional information required by this item is incorporated by reference to the Company's Proxy Statement.

                          FISCAL YEAR-END OPTION VALUES



                                 Number of Shares Underlying                Value of Unexercisable in-the-Money
                        -------------------------------------------    -------------------------------------------
     Name                    Exercisable           Unexercisable            Exercisable           Unexercisable
--------------------    --------------------   --------------------    --------------------   --------------------
Glenn C. Davis                 100,000                100,000                   (1)                    --

-----------------

(1)      The option exercise price of such shares is $2.00 per share.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         As of June 28, 1994, the Company entered into a Consulting Agreement with Stanley Goldstein, who is Chairman of the Board. Mr. Goldstein does not receive compensation for services provided as a director of the Company during the term of his consulting agreement.

         Pursuant to such Consulting Agreement, Mr. Goldstein provides consulting services to the Company in, among other areas, capital financing, mergers and acquisitions. The Company has agreed to pay consulting fees to Mr. Goldstein in the amount of $4,000 per month and an office expense reimbursement of $1,000 per month for use of Mr. Goldstein's offices and support facilities in the performance of his consulting duties. The foregoing fees accrued but were not paid during the prior fiscal year. In further consideration of Mr. Goldstein's consulting services, the Company granted to Mr. Goldstein an option to purchase 150,000 shares of Common Stock at prices ranging from $1.625 to $3.00 per share.

                                 OTHER BUSINESS

         The Company expects to retain new independent auditors and has begun the process of evaluating firms that may provide auditing services for fiscal 1997.

         The Board of Directors does not know of any matters to be presented for action at the Meeting other than as set forth in this Proxy Statement. If any other business should properly come before the Meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.


                                VOTING PROCEDURES

         At the Annual Meeting, shareholders will be requested to act upon the matters set forth in this Proxy Statement. If you are not present at the Annual Meeting, your shares can by voted only when represented by proxy. The shares represented by your proxy will be voted in accordance with your directions if the proxy is properly signed and returned to the Company at or before the Annual Meeting. If no instructions are specified in the proxy, the shares represented thereby will be voted for the nominees for the Board of Directors listed in this Proxy Statement. If any other matters shall properly come before the Meeting, the enclosed proxy will be voted in accordance with the best judgment of the persons voting such proxy.

         Any proxy may be revoked at any time prior to it being voted be delivering to the Company a written revocation to the Company to the attention of the Inspector of Election, by properly executing and delivering to the Company a later-dated proxy, or by attending the Annual Meeting, requesting the return of the proxy and voting in person.

         Directors shall be elected by a plurality of the votes cast at the Annual Meeting. A shareholder voting through a proxy who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the election of directors shall not be considered present and entitled to vote on the election of directors. A shareholder voting through a proxy who abstains with respect to any other matter to come before the meeting is considered to be present and entitled to vote on such matter and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on any such matter shall not be considered present and entitled to vote thereon.


                              SHAREHOLDER PROPOSALS

         Shareholder proposals intended to be presented at the Company's 1998 annual meeting of stockholders must be received by the Company for inclusion in its proxy statement and form of proxy no later than May 15, 1998.

                                            By Order of the Board of Directors

                                            Elisa Lovato
                                            Secretary

October 22, 1997

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant   |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement    |_|  Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2)

|X|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|_|  Soliciting  Material  Pursuant to Rule 14a-11(c) or Rule 14a-12

                                ACCUHEALTH, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Character)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
--------------------------------------------------------------------------------
Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

3.   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

4.   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

5. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

6.   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

7.   Total fee paid:

--------------------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the form or schedule and the date of its filing.

1.   Amount previously Paid:

--------------------------------------------------------------------------------

2.   Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

3.   Filing Party:

--------------------------------------------------------------------------------

4.   Date Filed:

--------------------------------------------------------------------------------

ACCUHEALTH, INC.
1575 BRONX RIVER AVENUE
BRONX, NEW YORK  10460

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints Stanley Goldstein and Glenn C. Davis and each of them as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of common stock of Accuhealth, Inc. held of record by the undersigned on September 19, 1997, at the annual meeting of shareholders to be held on November 7, 1997 or any adjournment thereof.

1.   ELECTION OF DIRECTORS    FOR all nominees listed below for the term indicated   WITHHOLD AUTHORITY
                              (except as marked to the contrary below) [ ]           to vote for all nominees listed below [ ]

     Terms will expire at the 2000 Annual Meeting: Glenn C. Davis, Donald B. Louris, M.D., Sally Hernandez-Pinero

     INSTRUCTION: To withhold authority to vote for any individual nominee, draw a line through or strike out that nominee's name.

2.   Upon or in connection with the transaction of such other business as may properly come before the meeting or any adjournment thereof.

                          (CONTINUED FROM OTHER SIDE)

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for election of each of the Nominees for Director and in accordance with the best judgment of the Proxies with respect to any matter referred to in 2 above.

                                         Dated:
                                               ---------------------------, 1997

                                               ---------------------------------
                                                             Signature

                                               ---------------------------------
                                                   Signature, if held jointly

                                               Please   sign   exactly  as  name
                                               appears.  When shares are held by
                                               joint members,  both should sign.
                                               When signing as attorney,  please
                                               give  full  title as  such.  If a
                                               corporation,  please sign in full
                                               corporate  name by  President  or
                                               other  authorized  officer.  If a
                                               partnership,   please   sign   in
                                               partnership  name  by  authorized
                                               person.

                                               Indicate  change  of  address  on
                                               attached label.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.